EXHIBIT 99.1


             CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED
               PURSUANT TOss.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K for the period ending December 31, 2002, for PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on March 18, 2003, ("Report"), I, Jeffry E. Sterba, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   March 18, 2003                 By:     /s/ Jeffrey E. Sterba
                                               ---------------------------------
                                               Jeffry E. Sterba
                                               Chairman, President and
                                               Chief Executive Officer